UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

CF ACQUISITION CORP. VII

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

CFACQUISITION CORP. VII

110 East 59th Street

New York, NY 10022

LETTER TO STOCKHOLDERS

TO THE STOCKHOLDERS OF CF ACQUISITION CORP. VII:

You are cordially invited to attend the 2023 annual meeting of stockholders (the “Annual Meeting”) of CF Acquisition Corp. VII (“we”, “us”, “our” or the “Company”), to be held at 10:00 a.m., Eastern time on December 29, 2023 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105. You will be permitted to attend the Annual Meeting in person if you reserve your attendance at least two business days in advance of the Annual Meeting by contacting the Company at CFVII@cantor.com. You will not be required to attend the Annual Meeting in person in order to vote.

Even if you are planning on attending the Annual Meeting, please promptly submit your proxy vote by telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Annual Meeting. Instructions on voting your shares are on the proxy materials you received for the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended you complete and return your proxy card before the Annual Meeting date, to ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

The accompanying proxy statement (the “Proxy Statement”) is dated December 8, 2023, and is first being mailed to stockholders of the Company on or about that date. The sole purpose of the Annual Meeting is to consider and vote upon the following proposal:

1)	a proposal to ratify the selection by the audit committee of the board of directors of the Company (the “Board”) of WithumSmith+Brown, PC to serve as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”).

The Auditor Ratification Proposal is more fully described in the accompanying Proxy Statement.

Approval of the Auditor Ratification Proposal requires the affirmative vote of the majority of the votes cast by the Company’s stockholders represented in person (including stockholders who vote online) or by proxy at the Annual Meeting and entitled to vote thereon.

The Board has fixed the close of business on December 5, 2023 as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the shares of the Company’s common stock, par value $0.0001 per share, on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof.

AFTER CAREFUL CONSIDERATION OF ALL RELEVANT FACTORS, THE BOARD HAS DETERMINED THAT THE AUDITOR RATIFICATION PROPOSAL IS ADVISABLE AND RECOMMENDS THAT YOU VOTE OR GIVE INSTRUCTION TO VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

Under Delaware law and the Company’s bylaws, no other business may be transacted at the Annual Meeting.

Enclosed is the Proxy Statement containing detailed information concerning the Auditor Ratification Proposal and the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to read this material carefully and vote your shares. Stockholders will have the opportunity to present questions to the management of the Company at the Annual Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC.

December 8, 2023	By Order of the Board of Directors

/s/ Howard W. Lutnick
Howard W. Lutnick
Chairman of the Board and Chief Executive Officer

Your vote is important. If you are a stockholder of record, please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual Meeting. If you are a stockholder of record, you may also cast your vote online or at the Annual Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online or at the Annual Meeting by obtaining a proxy from your brokerage firm or bank. Abstentions and broker non-votes will be considered present for purposes of establishing a quorum. Broker non-votes will count as votes cast on the Auditor Ratification Proposal; whereas, abstentions will not count as votes cast and will have no effect on the outcome of the vote on the Auditor Ratification Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on December 29, 2023: The notice of the Annual Meeting and the Proxy Statement are available at https://www.cstproxy.com/cfacquisitioncorpvii/sm2023.

CFACQUISITION CORP. VII

110 East 59th Street

New York, NY 10022

NOTICE AND PROXY STATEMENT

OF THE 2023 ANNUAL MEETING OF STOCKHOLDERS

The 2023 annual meeting of stockholders (the “Annual Meeting”) of CF Acquisition Corp. VII (“we”, “us”, “our” or the “Company”) will be held at 10:00 a.m., Eastern time on December 29, 2023 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105. You will be permitted to attend the Annual Meeting in person if you reserve your attendance at least two business days in advance of the Annual Meeting by contacting the Company at CFVII@cantor.com. You will not be required to attend the Annual Meeting in person in order to vote. Stockholders will have the opportunity to present questions to the management of the Company (“Management”) at the Annual Meeting, which is being held, in part, to satisfy the annual meeting requirement of the Nasdaq Stock Market LLC (“Nasdaq”).

The Annual Meeting will be held for the sole purpose of considering and voting upon the following proposal:

1)	a proposal to ratify the selection by the audit committee (the “Audit Committee”) of the board of directors of the Company (the “Board”) of WithumSmith+Brown, PC (“Withum”) to serve as our independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”).

The Company’s sponsor, CFAC Holdings VII, LLC (the “Sponsor”), initially held 4,562,500 shares of the Company’s Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and such shares, the “Founder Shares”), which were issued prior to the Company’s initial public offering that was consummated on December 20, 2021 (the “IPO”). Following the Conversion (as defined in the section of the Proxy Statement entitled “Background”) and as of the Record Date (as defined below), the Sponsor holds 4,890,000 shares of the Company’s Class A common stock, par value $0.0001 per share (the “Class A Common Stock” and together with the Class B Common Stock, the “Common Stock”) and 100,000 shares of Class B Common Stock. Additionally, two of our independent directors each hold 10,000 shares of Class B Common Stock and one independent director holds 2,500 shares of Class A Common Stock.

The Board has fixed the close of business on December 5, 2023 (the “Record Date”) as the date for determining the Company’s stockholders entitled to receive notice of and vote at the Annual Meeting and any adjournment thereof. Only holders of record of the Common Stock on that date are entitled to have their votes counted at the Annual Meeting or any adjournment thereof. On the Record Date, there were 19,196,081 shares of Class A Common Stock and 120,000 shares of Class B Common Stock issued and outstanding. The Warrants (as defined in the section of the Proxy Statement entitled “Background”) do not have voting rights in connection with the Auditor Ratification Proposal.

This proxy statement (the “Proxy Statement”) contains important information about the Annual Meeting and the Auditor Ratification Proposal. Please read it carefully and vote your shares.

We will pay for the entire cost of soliciting proxies from our working capital. In addition to these mailed proxy materials, the Board and Management may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses (a “Business Combination”), we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

The Proxy Statement is dated December 8, 2023, and is first being mailed to stockholders of the Company on or about that date.

December 8, 2023	By Order of the Board of Directors

/s/ Howard W. Lutnick
Howard W. Lutnick
Chairman of the Board and Chief Executive Officer

i

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire Proxy Statement.

Why am I receiving this Proxy Statement?

This Proxy Statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board for use at the Annual Meeting to be held at 10:00 a.m., Eastern time on December 29, 2023, or at any adjournments or postponements thereof. This Proxy Statement summarizes the information that you need to make an informed decision on the Auditor Ratification Proposal to be considered at the Annual Meeting. This Proxy Statement and the enclosed proxy card were first sent to our stockholders on or about December 8, 2023.

We are a blank check company formed in Delaware on July 8, 2020, for the purpose of effecting a Business Combination. On December 20, 2021, we consummated the IPO and Private Placement (as defined in the section entitled “Background”), as well as the partial exercise of an over-allotment option by the underwriter of the IPO, after which, an amount of approximately $186.2 million, including $3.65 million borrowed from the Sponsor pursuant to a promissory note, was placed in the U.S.-based trust account (the “Trust Account”) at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer and Trust Company (“Continental”), acting as trustee. Like most blank check companies, our amended and restated certificate of incorporation (as amended and currently in effect, the “Charter”) provides for the return of the funds held in the Trust Account to the holders of shares of our Class A Common Stock sold as part of the units sold in our IPO (the “Units”), whether they were purchased in our IPO or thereafter in the open market (the “Public Shares”), if there is no Business Combination consummated within the Combination Period (as defined in the section entitled “Background”).

Why does the Company need to hold an annual meeting?

The Annual Meeting is being held, in part, to satisfy the annual meeting requirement of Nasdaq. Nasdaq Listing Rule 5620(a) requires that we hold an annual meeting of stockholders within 12 months after our fiscal year ended December 31, 2022. At the Annual Meeting, you will have the opportunity to present questions to Management.

The Auditor Ratification Proposal

What is being voted on?

You are being asked to vote on a proposal to ratify the selection by the Audit Committee of Withum to serve as our independent registered public accounting firm for the year ending December 31, 2023.

Why should I vote “FOR” the Auditor Ratification Proposal?

Withum has served as the Company’s independent registered public accounting firm since 2020. The Audit Committee and the Board believe that stability and continuity in the Company’s auditor is important as we continue to search for and complete a Business Combination.

The Board recommends that you vote in favor of the Auditor Ratification Proposal.

What vote is required to adopt the Auditor Ratification Proposal?

Approval of the proposal to ratify the selection of Withum as the Company’s independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the Company’s stockholders represented in person (including stockholders who vote online) or by proxy at the Annual Meeting and entitled to vote thereon.

What if I don’t want to vote “FOR” the Auditor Ratification Proposal?

If you do not want the Auditor Ratification Proposal to be approved, you must vote against such proposal. Abstentions will have no effect on the Auditor Ratification Proposal.

How do the Company insiders intend to vote their shares?

All of our directors, executive officers and their respective affiliates are expected to vote any shares of Common Stock over which they have voting control (including any Public Shares owned by them) in favor of the Auditor Ratification Proposal. As of the Record Date, the Sponsor holds 4,890,000 shares of Class A Common Stock and 100,000 shares of Class B Common Stock, representing 25.8% of the shares of Common Stock outstanding. Additionally, two of our independent directors each hold 10,000 shares of Class B Common Stock and one independent director holds 2,500 shares of Class A Common Stock.

Does the Board recommend voting for the approval of the Auditor Ratification Proposal?

Yes. After careful consideration of the terms and conditions of the Auditor Ratification Proposal, the Board has determined that the Auditor Ratification Proposal is in the best interests of the Company and our stockholders. The Board recommends that our stockholders vote “FOR” the Auditor Ratification Proposal.

What interests do the Sponsor and the Company’s directors and officers have in the approval of the Auditor Ratification Proposal?

None of the Sponsor, directors and officers have interests in the Auditor Ratification Proposal that may be different from, or in addition to, your interests as a stockholder. See the section entitled “Beneficial Ownership of Securities” for more information on the interests of the Sponsor and the Company’s directors and officers in the Company’s securities.

Do I have appraisal rights if I object to the Auditor Ratification Proposal?

Our stockholders do not have appraisal rights in connection with the Auditor Ratification Proposal under the Delaware General Corporation Law (the “DGCL”).

Information about the Annual Meeting

Can I attend the Annual Meeting?

Yes. The Annual Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, New York, New York, 10105, at 10:00 a.m., Eastern Time on December 29, 2023. You will be permitted to attend the Annual Meeting in person at the offices of Ellenoff Grossman & Schole LLP if you reserve your attendance at least two business days in advance of the Annual Meeting by contacting the Company at CFVII@cantor.com. You will not be required to attend the Annual Meeting in person in order to vote. You will be able to vote your shares online by visiting https://www.cstproxy.com/cfacquisitioncorpvii/sm2023.

How are votes counted?

The ratification of the appointment of Withum requires the affirmative vote of the majority of the votes cast by the Company’s stockholders represented in person (including stockholders who vote online) or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have no effect on the Auditor Ratification Proposal. However, unless you provide instructions on how to vote, your brokerage firm will have the authority to vote your shares on the Auditor Ratification Proposal. See the subsection below entitled “Will my shares be voted if I do not provide my proxy?” for more information about broker non-votes.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

●	Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental, then you are a “stockholder of record”.

●	Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the “beneficial owner” of shares held in “street name” and these proxy materials are being forwarded to you by that organization.

If my shares are held in street name, will my broker automatically vote them for me?

Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee.

In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares of Common Stock may be voted by your brokerage firm on the Auditor Ratification Proposal, unless you provide instructions on how to vote.

How many votes must be present to hold the Annual Meeting?

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding shares of Common Stock on the Record Date that are (i) entitled to vote at the Annual Meeting and (ii) present in person (including stockholders who vote online) or represented by proxy, constitute a “quorum”.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee), or if you vote online or at the Annual Meeting.

Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Annual Meeting has the power to adjourn the Annual Meeting. As of the Record Date for the Annual Meeting, 9,658,041 shares of our Common Stock would be required to achieve a quorum.

Who can vote at the Annual Meeting?

Only holders of record of our Common Stock at the close of business on the Record Date, December 5, 2023, are entitled to have their vote counted at the Annual Meeting and any adjournments or postponements thereof. On this Record Date, 19,196,081 shares of Class A Common Stock and 120,000 shares of Class B Common Stock were outstanding and entitled to vote.

What is the proxy card?

The proxy card enables you to appoint each of Howard W. Lutnick, our Chairman and Chief Financial Officer, and Jane Novak, our Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Lutnick or Ms. Novak to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change.

Will my shares be voted if I do not provide my proxy?

If you are a stockholder of record, and hold your shares directly in your own name, they will not be voted if you do not provide a proxy. Brokers are prohibited from exercising discretionary authority on non-routine matters for beneficial owners who have not returned proxies to the brokers (“broker non-votes”). However, your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares of Common Stock may be voted by your brokerage firm on the Auditor Ratification Proposal, unless you provide instructions on how to vote.

How can I vote if I am a stockholder of record?

●	At the Annual Meeting. If you are a stockholder of record, you may vote at the Annual Meeting.

●	Online. You may also vote by submitting a proxy for the Annual Meeting. You may submit your proxy online at https://www.cstproxy.com/cfacquisitioncorpvii/sm2023, 24 hours a day, 7 days a week, until 11:59 p.m., Eastern time, on December 28, 2023 (have your proxy card in hand when you visit the website).

●	By Mail. You may vote by proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote if you have already voted by proxy.

How can I vote if I am a beneficial owner of shares held in street name?

●	At the Annual Meeting. If you are a beneficial owner of shares held in street name and you wish to vote at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

●	By Telephone or Online. You may vote by proxy by submitting your proxy by telephone or online (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

●	By Mail. You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

You are also invited to attend the Annual Meeting. For more information, see the subsection above entitled “Can I attend the Annual Meeting?”.

How do I change or revoke my vote after I have voted?

If you are a stockholder of record, you may change your vote by (i) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (ii) e-mailing a later-dated, signed proxy card to our Secretary at CFVII@cantor.com, so that it is received by our Secretary prior to the Annual Meeting, or (iii) attending the Annual Meeting and voting at the Annual Meeting. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically so request or vote in person at the Annual Meeting. You also may revoke your proxy by sending a notice of revocation to our Secretary, which must be received by our Secretary prior to the Annual Meeting.

For shares you hold beneficially in street name, you generally may change your vote by submitting new voting instructions to your broker, bank, trustee, or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee, or nominee giving you the right to vote your shares, by attending the Annual Meeting and voting during the Annual Meeting.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares of Common Stock will be voted “FOR” the Auditor Ratification Proposal.

How many votes do I have?

Each share of Common Stock is entitled to one vote on each matter that comes before the Annual Meeting. See the section below entitled “Beneficial Ownership of Securities” for information about the stock holdings of the Sponsor and our directors and executive officers.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

What do I need to do now?

We urge you to read carefully and consider the information contained in this Proxy Statement, and to consider how the Auditor Ratification Proposal will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this Proxy Statement and on the enclosed proxy card.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of the Common Stock.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days following the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies from our working capital. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate a Business Combination, we do not expect such payments to have a material effect on our ability to consummate a Business Combination.

Who can help answer my questions?

If you have questions about the Auditor Ratification Proposal or if you need additional copies of the Proxy Statement or the enclosed proxy card, you should contact us at:

CF Acquisition Corp. VII
110 East 59th Street
New York, NY 10022
Email: CFVII@cantor.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section below entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

Some of the statements contained in this Proxy Statement constitute forward-looking statements within the meaning of the federal securities laws. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. Forward-looking statements reflect our current views with respect to, among other things, a Business Combination, our capital resources and results of operations. Likewise, our financial statements and all of our statements regarding market conditions and results of operations are forward-looking statements. In some cases, you can identify these forward-looking statements by the use of terminology such as “outlook”, “believes”, “expects”, “potential”, “continues”, “may”, “will”, “should”, “could”, “seeks”, “approximately”, “predicts”, “intends”, “plans”, “estimates”, “anticipates” or the negative version of these words or other comparable words or phrases.

The forward-looking statements contained in this Proxy Statement reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed in any forward-looking statement. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

●	our ability to enter into a definitive agreement for a Business Combination;

●	our ability to complete a Business Combination;

●	the anticipated benefits of a Business Combination;

●	the volatility of the market price and liquidity of our securities;

●	the use of funds not held in the Trust Account;

●	the competitive environment in which our successor will operate following a Business Combination; and

●	proposed changes in SEC rules related to special purpose acquisition companies.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes after the date of this Proxy Statement, except as required by applicable law.

For a further discussion of these and other factors that could cause our future results, performance or transactions to differ significantly from those expressed in any forward-looking statement, please see the section below entitled “Risk Factors”, and in other reports we file with the SEC. You should not place undue reliance on any forward-looking statements, which are based only on information currently available to us (or to third parties making the forward-looking statements).

RISK FACTORS

You should consider carefully all of the risks described in our (i) final prospectus for the IPO, as filed with the SEC on December 16, 2021 (File No. 333-253307) (the “IPO Prospectus”), (ii) Annual Reports on Form 10-K for the years ended December 31, 2021 and December 31, 2022, as filed with the SEC on March 31, 2022 and March 31, 2023, respectively, (iii) Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022, as filed with the SEC on May 13, 2022, August 12, 2022 and November 14, 2022, respectively, (iv) our Definitive Proxy Statement on Schedule 14A, as filed with the SEC on May 19, 2023, and (v) other reports we file with the SEC, before making a decision to invest in our securities. Furthermore, if any of the events noted therein occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation. We may disclose changes to such risk factors or disclose additional risk factors from time to time in our future filings with the SEC.

BACKGROUND

We are a blank check company formed under the laws of the State of Delaware on July 8, 2020, for the purpose of effecting a Business Combination.

On December 20, 2021, we consummated the IPO of 18,250,000 Units, including 750,000 Units sold pursuant to the partial exercise of the underwriters’ option to purchase additional Units to cover over-allotments, at a purchase price of $10.00 per Unit. Each Unit consists of one share of Class A Common Stock and one-third of one redeemable warrant (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds of $182,500,000. Simultaneously with the closing of the IPO, we completed the private sale of an aggregate of 450,000 Units, consisting of 450,000 shares of Class A Common Stock and 150,000 Warrants (the “Private Placement Warrants”), to the Sponsor at a purchase price of $10.00 per Unit, generating gross proceeds of $4,500,000 (the “Private Placement”). The Warrants will become exercisable 30 days after the completion of our initial Business Combination and expire five years after the completion of our initial Business Combination or earlier upon redemption or liquidation. Once the Warrants become exercisable, we may redeem the outstanding Warrants at a price of $0.01 per Warrant, if the last sale price of our Class A Common Stock equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third business day before we send the notice of redemption to the Warrant holders.

As of the Record Date, 19,316,081 shares of Common Stock, consisting of (i) 19,196,081 shares of Class A Common Stock and (ii) 120,000 shares of Class B Common Stock, in each case, were issued and outstanding.

Our Trust Account

As of the Record Date, approximately $155.84 million was being held in our Trust Account, which is inclusive of interest that may be withdrawn by us to pay taxes and dissolution expenses. These funds are invested in U.S. “government securities”, within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by us meeting the conditions of Rule 2a-7 of the Investment Company Act. However, to mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, we intend to instruct Continental to liquidate the investments held in the Trust Account on or before December 20, 2023 and instead to hold the funds in the Trust Account in an interest bearing demand deposit account at a bank until the earlier of the consummation of our initial Business Combination or our liquidation. Following the liquidation of investments in the Trust Account, we may receive less interest on the funds held in the Trust Account than the interest we would receive pursuant to our original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay our taxes, if any, and to pay up to $100,000 of dissolution expenses should we liquidate. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit account at a bank could reduce the dollar amount the holders of our Public Shares (the “Public Stockholders”) would receive upon any redemption or our liquidation.

Our Combination Period

We currently have until March 20, 2024, or such earlier date as determined by the Board, or a later date approved by our stockholders in accordance with the Charter, to consummate a Business Combination (the “Combination Period”). We initially had up to 18 months from the closing of the IPO (until June 20, 2023) to complete a Business Combination. On June 16, 2023, we held a special meeting of our stockholders, at which the stockholders approved an amendment to the Charter to extend the date by which we must consummate a Business Combination from June 20, 2023 to March 20, 2024 (or such shorter period of time as determined by the Board) (the “Extension”). In connection with the Extension, the Sponsor agreed to loan us an aggregate amount of up to $3,861,967 (the “Extension Loan”), with (i) $429,107 ($0.03 for each Public Share that was not redeemed in connection with the Extension) (the “Monthly Amount”) deposited into the Trust Account in connection with the first funding of the Extension Loan on June 16, 2023, and (ii) the Monthly Amount being deposited into the Trust Account for each calendar month thereafter (commencing on July 21, 2023 and ending on the 20th day of each subsequent month), or portion thereof, that is needed by us to complete the Business Combination. The Extension Loan does not bear interest and is repayable by us to the Sponsor or its designees upon consummation of the Business Combination.

If we are unable to complete a Business Combination by the end of the Combination Period, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and the Board, dissolve and liquidate, subject in the case of clauses (ii) and (iii) to our obligations under the DGCL to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our Warrants, which will expire worthless if we fail to complete a Business Combination within the Combination Period.

Founder Share Conversion

On June 12, 2023, we issued 4,442,500 shares of Class A Common Stock to the Sponsor upon the conversion of 4,442,500 shares of Class B Common Stock held by the Sponsor as Founder Shares (the “Conversion”). The 4,442,500 shares of Class A Common Stock issued in connection with the Conversion are subject to the same restrictions as applied to the Class B Common Stock prior to the Conversion, including, among other things, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a Business Combination as described in IPO Prospetus.

For more information about us, please see the filings we have made with the SEC from time to time.

THE ANNUAL MEETING

Overview

Date, Time and Place

The Annual Meeting will be held at 10:00 a.m., Eastern time on December 29, 2023 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105. You will not be required to attend the Annual Meeting in person in order to vote. You will be able to vote your shares online at https://www.cstproxy.com/cfacquisitioncorpvii/sm2023. Only stockholders who own shares of our Common Stock as of the close of business on the Record Date will be entitled to attend the Annual Meeting.

To attend the Annual Meeting, please follow these instructions as applicable to the nature of your ownership of our Common Stock:

●	Record Holders. If your shares are registered in your name with our transfer agent, Continental, you may attend and vote at the Annual Meeting if you reserve your attendance at least two business days in advance of the Annual Meeting by contacting the Company at CFVII@cantor.com.

●	Beneficial Holders. If your shares are held in street name, you are also invited to attend the Annual Meeting if you reserve your attendance at least two business days in advance of the Annual Meeting by contacting the Company at CFVII@cantor.com. However, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Holders of a majority of the voting power of our issued and outstanding shares of Common Stock on the Record Date that are (i) entitled to vote at the Annual Meeting and (ii) present in person (including stockholders who vote online) or represented by proxy, constitute a “quorum”. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee), or if you vote online or at the Annual Meeting.

Abstentions will be counted towards the quorum requirement. In the absence of a quorum, the chairman of the Annual Meeting has the power to adjourn the Annual Meeting. As of the Record Date, 9,658,041 shares of Common Stock would be required to achieve a quorum.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Annual Meeting if you owned shares of Common Stock at the close of business on the Record Date for the Annual Meeting. You will have one vote for each share of Common Stock you owned at that time. Our Warrants do not carry voting rights.

Required Vote

Approval of the proposal to ratify the selection of Withum as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the Company’s stockholders represented in person (including stockholders who vote online) or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have no effect on the Auditor Ratification Proposal. If you do not want the Auditor Ratification Proposal approved, you must vote “AGAINST” the Auditor Ratification Proposal.

At the close of business on the Record Date of the Annual Meeting, there were 19,196,081 shares of Class A Common Stock and 120,000 shares of Class B Common Stock issued and outstanding, each share of which entitles its holder to cast one vote at the Annual Meeting.

Appraisal Rights

Our stockholders do not have appraisal rights in connection with the Auditor Ratification Proposal under the DGCL.

Proxies; Board Solicitation

Your proxy is being solicited by the Board on the Auditor Ratification Proposal being presented to stockholders at the Annual Meeting. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online or at the Annual Meeting if you are a holder of record of Common Stock as of the Record Date.

Recommendation of the Board

After careful consideration, the Board determined unanimously that the Auditor Ratification Proposal is fair to and in the best interests of the Company and our stockholders. The Board has approved and declared advisable and unanimously recommends that you vote or give instructions to vote “FOR” the Auditor Ratification Proposal.

PROPOSAL ONE — THE AUDITOR RATIFICATION PROPOSAL

We are asking the stockholders to ratify the Audit Committee’s selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2023. Withum has audited our financial statements for the fiscal years ended December 31, 2022 and December 31, 2021. A representative of Withum is not expected to be present at the Annual Meeting; however, if a representative is present, they will not have the opportunity to make a statement if they desire to do so and are not expected to be available to respond to appropriate questions. The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Withum in connection with regulatory filings. The aggregate fees of Withum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the fiscal years ended December 31, 2022 and December 31, 2021 totaled $62,400 and $57,990, respectively. The above amounts include interim procedures and audit fees, as well as attendance at the Audit Committee meetings.

Audit-Related Fees

Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the fiscal years ended December 31, 2022 and December 31, 2021, we did not pay Withum any audit-related fees.

Tax Fees

Tax fees consist of fees billed for professional services relating to tax compliance, tax planning and tax advice. We did not pay Withum for tax services, planning or advice for the fiscal years ended December 31, 2022 and December 31, 2021.

All Other Fees

All other fees consist of fees billed for all other services. We did not pay Withum for any other services for the fiscal years ended December 31, 2022 and December 31, 2021.

The Audit Committee believes that the services provided by Withum are compatible with maintaining the independence of Withum as our independent registered public accounting firm.

Pre-Approval Policy

The Audit Committee was formed upon the consummation of the IPO. As a result, the Audit Committee may not have pre-approved all of the foregoing services, although any services rendered prior to the formation of the Audit Committee were approved by the Board. Since the formation of the Audit Committee, and on a going-forward basis, the Audit Committee has pre-approved, and will pre-approve, all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are approved by the Audit Committee prior to the completion of the audit).

Consequences if the Auditor Ratification Proposal is Not Approved

The Audit Committee is directly responsible for appointing the Company’s independent registered public accounting firm. The Audit Committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Withum as our independent registered public accounting firm for the fiscal year ending December 31, 2023, the Audit Committee may reconsider the selection of Withum as our independent registered public accounting firm.

Vote Required for Approval

The ratification of the appointment of Withum requires the affirmative vote of the majority of the votes cast by the Company’s stockholders represented in person (including stockholders who vote online) or by proxy at the Annual Meeting and entitled to vote thereon. All holders of shares of Common Stock are entitled to vote on the Auditor Ratification Proposal. Abstentions will have no effect on the Auditor Ratification Proposal. If you do not want the Auditor Ratification Proposal approved, you must vote “AGAINST” the Auditor Ratification Proposal. Broker non-votes will count as votes cast on the Auditor Ratification Proposal.

Recommendation of the Board

The Board recommends a vote “FOR” the ratification of the selection of Withum by the Audit Committee as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of Common Stock as of the Record Date based on information obtained from the persons named below, with respect to the beneficial ownership of shares of Common Stock by:

●	each person known by us to be the beneficial owner of 5% or more of our outstanding shares of Common Stock;

●	each of our executive officers and directors; and

●	all our executive officers and directors as a group.

In the table below, percentage ownership is based on 19,316,081 shares of Common Stock, consisting of (i) 19,196,081 shares of Class A Common Stock and (ii) 120,000 shares of Class B Common Stock, in each case, issued and outstanding as of the Record Date. On all matters to be voted upon, except for the election of directors of the Board, holders of the shares of Class A Common Stock and shares of Class B Common Stock vote together as a single class. Currently, all of the shares of Class B Common Stock are convertible into shares of Class A Common Stock on a one-for-one basis.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the Private Placement Warrants as these Warrants are not exercisable within 60 days of the date of this Proxy Statement.

	Class A Common Stock		Class B Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Class	Number of Shares Beneficially Owned	Approximate Percentage of Class	Approximate Percentage of Outstanding Common Stock
Directors and Officers(1)
Howard W. Lutnick(2)(3)	4,890,000	25.5%	100,000	83.3%	25.8%
Jane Novak	—	—	—	—	—
Robert Sharp	—	—	10,000	*	*
Natasha Cornstein	—	—	10,000	*	*
Douglas Barnard	2,500	*	—	—	*
All executive officers and directors as a group (5 individuals)	4,892,500	25.5%	120,000	100%	25.9%

5% or More Stockholders
CFAC Holdings VII, LLC(2)(3)	4,890,000	25.5%	100,000	83.3%	25.8%
Polar Asset Management Partners, Inc.(4)	999,999	5.2%	—	—	5.2%
Barclays Reporting Persons(5)	1,146,811	6.0%	—	—	5.9%
Beryl Reporting Persons(6)	1,866,490	9.7%	—	—	9.7%
MMCAP Reporting Persons(7)	1,337,200	7.0%	—	—	6.9%
Highbridge Capital Management, LLC (8)	1,189,786	6.2%	—	—	6.2%

*	less than 1%

(1)	Unless otherwise noted, the business address of each of the following entities or individuals is c/o CF Acquisition Corp. VII, 110 East 59th Street, New York, NY 10022.

(2)	Interests shown consist of (i) 4,542,500 Founder Shares, classified as (x) 100,00 shares of Class B Common Stock, which shares are convertible into shares of Class A Common Stock on a one-for-one basis, subject to adjustment, and (y) 4,442,500 share of Class A Common Stock, converted from shares of Class B Common Stock, on a one-for-one basis, on June 12, 2023 in the Conversion, and (ii) 447,500 shares of Class A Common Stock purchased in the Private Placement. Excludes shares issuable pursuant to a forward purchase agreement, as such shares may not be voted or disposed of by the Sponsor within 60 days of the date of this Proxy Statement.

(3)	The Sponsor is the record holder of such shares. Cantor Fitzgerald, L.P. (“Cantor”) is the sole member of the Sponsor. CF Group Management, Inc. (“CFGM”) is the managing general partner of Cantor. Mr. Lutnick, our Chairman and Chief Executive Officer, is the trustee of CFGM’s sole stockholder. As such, each of Cantor, CFGM and Mr. Lutnick may be deemed to have beneficial ownership of the Common Stock held directly by the Sponsor. Each such entity or person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly. The principal business address for the Sponsor is 110 East 59th Street, New York, NY 10022.

(4)	Pursuant to a Schedule 13G/A filed with the SEC on February 14, 2023 by Polar Asset Management Partners Inc., a company incorporated under the laws of Ontario, Canada (“Polar”), which serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”), and may be deemed to be the beneficial owner of the 999,999 Public Shares directly held by PMSMF. The number of Public Shares held by Polar is reported as of December 31, 2022, which does not reflect any redemption of shares by Polar in connection with the Extension or any other transactions after December 31, 2022. Accordingly, the number of Public Shares and the percentage set forth in the table may not reflect Polar’s current beneficial ownership. The principal business address for Polar is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6.

(5)	Pursuant to a Schedule 13G filed with the SEC on February 11, 2022 by (i) Barclays PLC (“Barclays”) and (ii) Barclays Bank PLC “Barclays Bank”, together with Barclays, the “Barclays Reporting Persons”). Barclays Bank, is a wholly-owned subsidiary of Barclays, the parent holding company. The 1,146,811 Public Shares reported on by Barclays, are owned, or may be deemed to be beneficially owned, by Barclays Bank, a non-US banking institution registered with the Financial Conduct Authority authorized by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom. The number of Public Shares held by the Barclays Reporting Persons is reported as of December 31, 2022, which does not reflect any redemption of shares by the Barclays Reporting Persons in connection with the Extension or any other transactions after December 31, 2022. Accordingly, the number of Public Shares and the percentage set forth in the table may not reflect the Barclays Reporting Persons’ current beneficial ownership. The principal business address for each of the Barclays Reporting Persons is England is 1 Churchill Place, London, E14 5HP, England.

(6)	Pursuant to a Schedule 13G/A filed with the SEC on February 14, 2023 by each of (i) Beryl Capital Management LLC (“Beryl”), (ii) Beryl Capital Management LP (“Beryl GP”), (iii) Beryl Capital Partners II LP (the “Partnership”) and (iv) David A. Witkin (“Mr. Witkin”, and collectively with Beryl, Beryl GP and the Partnership, the “Beryl Reporting Persons”), each of the Beryl Reporting Persons may be deemed the beneficial owner of certain of the Public Shares, as further described therein. Beryl is the investment adviser to the Partnership and other private investment funds (collectively, the “Funds”) and other accounts. Beryl is the general partner of Beryl GP, which is also the general partner of one or more of the Funds. Mr. Witkin is the control person of Beryl and Beryl GP. The Funds hold the Public Shares for the benefit of their investors, and the Funds and Beryl’s other clients have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the Public Shares. The number of Public Shares held by the Beryl Reporting Persons is reported as of December 31, 2022, which does not reflect any redemption of shares by the Beryl Reporting Persons in connection with the Extension or any other transactions after December 31, 2022. Accordingly, the number of Public Shares and the percentage set forth in the table may not reflect the Beryls Reporting Persons’ current beneficial ownership. The principal business address for each Beryl Reporting Person is 225 Avenue I, Suite 205, Redondo Beach, CA 90277.

(7)	Pursuant to a Schedule 13G/A filed with the SEC on February 14, 2023 by (i) MMCAP International Inc. SPC (“MMCAP”) and (ii) MM Asset Management Inc. (“MMAM” and together with MMCAP, the “MMCAP Reporting Persons”), each of the MMCAP Reporting Persons may be deemed to be the beneficial owner of 1,337,200 Public Shares. The number of Public Shares held by the MMCAP Reporting Persons is reported as of December 31, 2022, which does not reflect any redemption of shares by the MMCAP Reporting Persons in connection with the Extension or any other transactions after December 31, 2022. Accordingly, the number of Public Shares and the percentage set forth in the table may not reflect the MMCAP Reporting Persons’ current beneficial ownership. The principal business address for (i) MMCAP is c/o Mourant Governance Services (Cayman) Limited, 94 Solaris Avenue, Camana Bay, P.O. Box 1348, Grand Cayman, KY1-1108, Cayman Islands and (ii) MMAM is 161 Bay Street, TD Canada Trust Tower, Ste 2240, Toronto, ON M5J 2S1 Canada.

(8)	Pursuant to a Schedule 13G filed with the SEC on February 2, 2023 by Highbridge Capital Management, LLC, a Delaware limited liability company (“Highbridge”), the investment adviser to certain funds and accounts (the “Highbridge Funds”), with respect to 1,189,786 Public Shares directly held by the Highbridge Funds. The number of Public Shares held by Highbridge is reported as of December 31, 2022, which does not reflect any redemption of shares by Highbridge in connection with the Extension or any other transactions after December 31, 2022. Accordingly, the number of Public Shares and the percentage set forth in the table may not reflect Highbridge’s current beneficial ownership. The principal business address for Highbridge is 277 Park Avenue, 23rd Floor, New York, New York 10172.

Changes in Control

None.

STOCKHOLDER PROPOSALS

We anticipate that our annual meeting of stockholders for the fiscal year ended December 31, 2023 (the “2024 Annual Meeting”) will be held no later than December 31, 2024. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at the 2024 Annual Meeting, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our bylaws (the “Bylaws”). Such proposals must be received at our offices at 110 East 59th Street, New York, NY 10022 no later than August 10, 2024.

In addition, the Bylaws provide notice procedures for our stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received no earlier than the close of business on the 120th day before the meeting and not later than the later of (i) the close of business on the 90th day before the meeting or (ii) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for the 2024 Annual Meeting, assuming the meeting is held on or about December 29, 2024, notice of a nomination or proposal must be delivered to us no later than August 31, 2023 and no earlier than September 30, 2024. Nominations and proposals also must satisfy other requirements set forth in the Bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if as stockholders as of the Record Date, you and members of your family who reside at the same address prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, you should follow the instructions described below. Similarly, if you share an address with another stockholder and together both of you would like to receive only a single set of our disclosure documents, you should follow these instructions:

●	If the shares are registered in your names, you should contact us at (212) 938-5000 or 110 East 59th Street, New York, NY 10022 to inform us of your request; or

●	If a bank, broker or other nominee holds your shares, you should contact the bank, broker or other nominee directly.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the Auditor Ratification Proposal to be presented at the Annual Meeting, you may obtain these documents by requesting them from us at:

CF Acquisition Corp. VII
110 East 59th Street
New York, NY 10022
Email: CFVII@cantor.com

If you are a stockholder of the Company and would like to request documents, please do so by December 22, 2023, in order to receive them before the Annual Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

PROXY CARD

CF ACQUISITION CORP. VII
110 EAST 59TH STREET
NEW YORK, NY 10022

ANNUAL MEETING OF STOCKHOLDERS

DECEMBER 29, 2023

YOUR VOTE IS IMPORTANT

FOLD AND DETATCH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 29, 2023

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated December 8, 2023, (the “Proxy Statement”) in connection with the annual meeting of stockholders of CF Acquisition Corp. VII (the “Company”) and at any adjournments thereof (the “Annual Meeting”) to be held at 10:00 a.m., Eastern time on December 29, 2023 at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York, 10105 for the sole purpose of considering and voting upon the following proposal, and hereby appoints Howard W. Lutnick and Jane Novak, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of the Company registered in the name provided, which the undersigned is entitled to vote at the Annual Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposal set forth in the Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL ONE.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY.

(Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on December 29, 2023:

The notice of the annual meeting and the Proxy Statement are available at https://www.cstproxy.com/cfacquisitioncorpvii/sm2023.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL ONE.	Please mark ☒ votes as indicated in this example

Proposal One – Auditor Ratification Proposal	FOR	AGAINST	ABSTAIN
	☐	☐	☐
Ratification of the selection of WithumSmith+Brown, PC by the audit committee of the Company’s board of directors to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023

Date:                     , 2023

Signature

Signature (if held jointly)

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL ONE. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.